UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

GLOBAL INK SUPPLY CO.
(Name of Registrant As Specified in Charter)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Copies to:
Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York  10018
Tel:  212-216-8085
Fax: 212-216-8001

GLOBAL INK SUPPLY CO.
100 Park Avenue, Suite 1600
New York, NY 10017

Dear Shareholders:

We are writing to advise you that all our directors and a majority of shareholders have authorized the attached Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Global Ink Supply Co. (the “Company”) to amend the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to “TurkPower Corporation” (the “Name Change”).

These actions were approved by written consent on March 24, 2010 by our Board of Directors and a majority of our shareholders in accordance with Section 141 and Section 228 of the General Corporation Law of the State of Delaware.  Our directors and majority of shareholders owning approximately 71% of our outstanding Common Stock, as of the record date of March 24, 2010, have approved this amendment after carefully considering it and concluding that approving the amendment was in the best interests of our Company and out shareholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders.   This Information Statement is first mailed to you on or about April ___, 2010.

Please feel free to call us at (212) 984-0628 should you have any questions on the enclosed Information Statement.

For the Board of Directors of
GLOBAL INK SUPPLY CO.

By:	/s/ Ayukurt Farah
Ayukurt Farah
Chief Executive Officer

GLOBAL INK SUPPLY CO.
100 Park Avenue, Suite 1600
New York, NY 10017

INFORMATION STATEMENT REGARDING
ACTION TO BE TAKEN BY WRITTEN CONSENT OF
MAJORITY SHAREHOLDER
IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of Global Ink Supply Co. (the “Company”) in connection with the proposed amendment to the Amended and Restated Certificate of Incorporation of the Company to amend the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to “TurkPower Corporation” (the “Name Change”).  These actions were approved on March 24, 2010 by our Board of Directors and majority shareholder.  This Information Statement has been prepared by our management.

"We," "us," "our," the “Registrant” and the "Company" refers to Global Ink Supply Co., a Delaware corporation.  The amendment to the Company’s Amended and Restated Certificate of Incorporation is sometimes referred to as the “Amendment”.

The Amendment will be effective twenty (20) days after this Information Statement is first mailed to our shareholders.  No further vote of our shareholders is required.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENT IS COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.           What will I receive if the Amendment is completed?

A.           Nothing.  The Amendment will only modify the Amended and Restated Certificate of Incorporation.

Q.           When do you expect the Amendment to become effective?

A.           The Amendment will become effective upon the filing of the Amendment with the Secretary of State of Delaware, a copy of the Form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation is attached to this information statement as Exhibit A.  We expect to file the Amendment with the Delaware Secretary of State no less than 20 days after this information statement has been sent to you.

Q.           Why am I not being asked to vote?

A.           The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Delaware law, and no further approval by our shareholders is required.

Q.           What do I need to do now?

A.           Nothing.  This information statement is purely for your information and does not require or request you to do anything.

SUMMARY OF CORPORATE ACTIONS

On March 24, 2010, our Board of Directors and the holder of a majority of the Company’s Common Stock approved the amendment to the Company’s Amended and Restated Certificate of Incorporation which will authorize the Amendment.  The Amendment was approved by written consent of the shareholders holding approximately 71% of our outstanding Common Stock (the “Majority Shareholders”). Pursuant to the General Corporation Law of the State of Delaware, as amended, the Amendment is required to be approved by a majority of our shareholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our shareholders at a special shareholders' meeting convened for the specific purpose of approving the Amendment. The Company’s voting securities consist of Common Stock. Each share of Common Stock is entitled to one vote per share on any matter requiring shareholder vote.  In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Majority Shareholders. The elimination of the need for a meeting of shareholders to approve this action is made possible by Section 228 of the General Corporation Law of the State of Delaware, as may be amended, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

As of March 24, 2010, there were 109,900,000 issued and outstanding shares of our Common Stock.

AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY.

The change of the Company’s name to “TurkPower Corporation” will better reflect the Company’s business plan to offer a wide range of alternative energy consulting services in Turkey following its formation of two wholly owned subsidiaries, TurkPower Corporation, a Delaware corporation and Turkpower Enerji San. Ve Tic A.S., a Turkish corporation.

The date on which this Information Statement was first sent to shareholders is on or about March 31, 2010 (the “Mailing Date”).  Inasmuch as we will have provided this Information Statement to our shareholders of record as of the record date of March 24, 2010 (“Record Date”) no additional action will be undertaken pursuant to such written consent. Shareholders of record on the Record Date who did not consent to the Amendment are not entitled to dissenter's rights under Delaware law. These rights are discussed in this Information Statement under “Dissenter’s Rights” on page 5 of this Information Statement.

The Amendment will be effective twenty (20) days after this Information Statement is first mailed to our shareholders.  No further vote of our shareholders is required.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENT ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ACTIONS BY THE BOARD OF DIRECTORS
AND
CONSENTING SHAREHOLDERS

In accordance with Section 141 and Section 228 of the General Corporation Law of the State of Delaware, the following actions were taken based upon the unanimous recommendation and approval by the Company's Board of Directors and the written consent of the Majority Shareholders.

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

On March 24, 2010, our Board of Directors, believing it to be in the best interests of the Company and its shareholders approved, and recommended that the shareholders of the Company approve the Amendment.  The Amendment is reflected in the Form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit A, and incorporated herein by reference.

Authorization of Name Change

On March 24, 2010, our Board of Directors adopted a resolution declaring it advisable to amend our Certificate of Incorporation to effect the Name Change.  Our Board of Directors further directed that the Amended and Restated Certificate of Incorporation be submitted for consideration by our shareholders. By written consent dated as of March 24, 2010, the Board of Directors and the Majority Shareholders approved and adopted resolutions to amend the Company’s Certificate of Incorporation to reflect the Name Change.

Effective Time of the Amendment

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, an amendment to our Amended and Restated Certificate of Incorporation effectuating the creation of the Amendment with the Secretary of State of Delaware.  The Amendment to our Amended and Restated Certificate of Incorporation will become effective at the close of business on the date the Amended and Restated Certificate of Incorporation is accepted for filing by the Secretary of State of Delaware. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. A copy of the Form of Certificate Amendment to the Amended and Restated Certificate of Incorporation is attached to this Information Statement as Appendix A. The text of the Amended and Restated Certificate of Incorporation is subject to modification to include such changes as may be required by the Delaware Secretary of State to effectuate the Amendment.

No Appraisal Rights for the Amendment

Under Delaware law, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendment and the Company will not independently provide shareholders with any such right.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares.  The Company's Amended and Restated Certificate of Incorporation authorizes the issuance of 300,000,000 shares of Common Stock, $.0001 par value per share, of which 109,900,000 shares were outstanding on March 24, 2010.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders.  Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other.  Holders of Common Stock have no cumulative voting rights.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws.  The Company’s transfer agent for its Common Stock is Island Stock Transfer, Inc., 100 Second Avenue South, Suite 104N, St. Petersburg, Florida 33701 (717) 289-0100.

DESCRIPTION OF PREFERRED STOCK

Number of Authorized Shares.  The Company's Amended and Restated Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock") in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof.  As of March 24, 2010, there were no shares of Preferred Stock issued and outstanding.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following  table sets forth certain information, as of March 24, 2010 with respect to any person  (including  any "group", as that term is used in Section 13(d)(3) of the Securities Exchange  Act of 1934, as amended (the  "Exchange Act")) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities,  and as to those shares of the Company's equity securities beneficially owned by each its director, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group.  Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the "Commission") pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company's Common Stock.

The table also shows the number of shares beneficially owned as of March 24, 2010 by each of the individual directors and executive officers and by all directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficially Owner (1)	Percent of Class (2)

Ryan E. Hart	18,000,000	16%
Director, Executive Chairman

Ayukurt Farah	18,000,000	16%
Director, Chief Executive Officer

Icor Resources LLC	18,000,000	16%

All Directors and Executive Officers as a Group (2 person)	36,000,000	33%
______________________
(1) "Beneficial Owner" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) For each shareholder, the calculation of percentage of beneficial ownership is based upon 109,990,000 shares of Common Stock outstanding as of March 24, 2010, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document The Company filed at the SEC's public reference rooms at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of The Company’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by The Company with the Securities and Exchange Commission (SEC File Number 0001368055) and contain important information about The Company and its finances, are incorporated into this Information Statement:

•   Our Annual Report on Form 10-K/A for the fiscal year ended May 31, 2009, filed with the Commission on December 1, 2009.

•   Our Quarterly Reports on Form 10-Q filed for the quarters ending August 31, 2009 and November 30, 2009 filed on October 13, 2009 and January 19, 2010, respectively.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

GLOBAL INK SUPPLY CO.

By:	/s/Ayukurt Farah
Ayukurt Farah, Chief Executive Officer

Appendix A
Certificate of Amendment to Amended and Restated Certificate of Incorporation of

Global Ink Supply Co.

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
GLOBAL INK SUPPLY CO.
a Delaware Corporation

It is hereby certified that:

1.      The name of the corporation (hereinafter called the "Corporation") is:
Global Ink Supply Co.

2.      The amended and restated certificate of incorporation of the Corporation is hereby amended by striking out Article I thereof and by substituting in lieu of said Article the following new Article:

“ARTICLE I:  The name of the Corporation is TurksPower Corporation.”

3.      The amendment of the amended and restated certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed on: April ____, 2010

Ayukurt Farah, Authorized Officer